UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

LECTEC CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0–16159	41–1301878
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1407 South Kings Highway, Texarkana, Texas	75501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2011, LecTec Corporation (the “Company”) issued a press release announcing that its 2011 annual shareholders meeting will be held on Tuesday, September 27, 2011 at 3:30 p.m. Central Daylight Time at the Marriott Minneapolis West, 9960 Wayzata Boulevard, St Louis Park, MN 55426. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of LecTec Corporation, dated September 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION

	By:	/s/ Gregory G. Freitag

Gregory G. Freitag
Chief Executive Officer and Chief Financial Officer
Date: September 6, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of LecTec Corporation, dated September 6, 2011.